Jefferies Financial Group Inc. 2019 Investor Meeting Wednesday, October 16, 2019 Presentations and Q&A Exhibit 99

Note on Forward Looking Statements Certain statements contained herein may constitute "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., Jefferies Group LLC, Spectrum Brands Holdings, Inc. and Global Brokerage, Inc., and their respective subsidiaries. These forward-looking statements reflect the respective issuer’s current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to an issuer’s strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on the respective issuer’s management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in the respective issuer’s Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with each respective issuer’s Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by such issuer that are also accessible on the SEC website at sec.gov. Any forward-looking statements made by an issuer herein are unique to that issuer and are not to be attributed as statements made or endorsed by any other issuer. i

2019 Investor Meeting Agenda

Start Time	Session	Speaker(s)
9:00 AM	Overview	Rich Handler, CEO Brian Friedman, President
9:20 AM	Financial Review	Teri Gendron, CFO Peg Broadbent, CFO, Jefferies Group LLC
9:40 AM	Investment Banking	Ben Lorello, Global Head of Investment Banking
10:00 AM	Equities	Pete Forlenza, Global Head of Equities
10:20 AM	Fixed Income	Fred Orlan, Global Head of Fixed Income
10:40 AM	Leucadia Asset Management	Nick Daraviras, Managing Director
11:00 AM	Merchant Banking	Nick Daraviras, Managing Director Jimmy Hallac, Managing Director
11:20 AM	Q&A	

Q & A – IRQuestions@Jefferies.com

1

Jefferies

Jefferies Financial Group – Strategic Update We continue solid progress on our strategy of strengthening and expanding our core business of Investment Banking, Capital Markets and Asset Management, while continuing to simplify our structure, heighten our focus, return capital to our shareholders and reduce our share count Jefferies Group continues to perform well, despite industry headwinds: led by the expansion of Investment Banking, market share gains in Equities, consistent results in Fixed Income and improved performance across Asset Management Simplification through a managed transformation of Merchant Banking National Beef monetization in June 2018; Garcadia sale in August 2018; transfer of Berkadia and Leucadia Asset Management businesses to Jefferies Group in October 2018; special dividend of Spectrum Brands in October 2019 Continue to evaluate existing holdings, including potential for selective migration to Asset Management Pro forma as of May 31, 2019(1), Merchant Banking had $2.8 billion in Total Equity and $3.9 billion in Estimated Fair Market Value(2) Pro Forma amounts as of May 31, 2019 are adjusted for Spectrum Brands special dividend on October 11, 2019 and the reduction in fair value of The We Company as of August 31, 2019. Pro Forma Merchant Banking Equity and Estimated Fair Market Value are non-GAAP financial measures. See Appendix on Pages 49 and 50 for reconciliation to GAAP amounts. 2

Total Shares Outstanding (as of October 14, 2019) (Millions) Jefferies Financial Group – Capital Returned to Shareholders Delivering shareholder return through continued share repurchases and distributions Returned to shareholders $1.0 billion in 2019 to date through share repurchases (including $100 million in Q4), cash dividends and recent special dividend of Spectrum Brands shares; $2.3 billion, or 29%, of Tangible Equity(1) returned since April 1, 2018 Tangible Equity is a non-GAAP measure. See Appendix on Page 51 for reconciliation to GAAP amount. Average price per share includes 5.6 million shares purchased subsequent to the record date of the Spectrum Brands dividend. Repurchases over the last 18 months have reduced total shares outstanding by more than 17%, even after 9.3 million shares issued in HomeFed transaction 3 200 220 240 260 280 300 320 340 360 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019

Fair Value of Remaining Merchant Banking Portfolio

As of May 31, 2019
($ Millions)

	Pro Forma Estimated Fair Value(1)
Investments in Public Companies	
Spectrum Brands	-
HomeFed	390
Other	259
Sub-Total	**$649**
Investments in Private Companies	
National Beef	$903
Linkem	600
Oil and Gas (Vitesse and JETX)	756
Idaho Timber	165
Other(2)	783
Sub-Total	**$3,207**
Total Merchant Banking Business	**$3,856**

Note: Net asset values have been developed in accordance with Accounting Standards Codification ("ASC") §820, which defines Fair Value as *"the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date."* Net asset values are non-GAAP measures. See Appendix on page 50 for reconciliation to GAAP amounts.

(1) Pro Forma fair values as of May 31, 2019 are adjusted for Spectrum Brands special dividend on October 11, 2019 and the decrease in fair value of The We Company as of August 31, 2019.

(2) Includes The We Company, FXCM, Golden Queen, M Science, Foursight and other investments.

4

Jefferies

Jefferies Group – Global Full-Service Capabilities

Investment Banking			Equities		Fixed Income		Leucadia Asset Management[1]	
Consumer	Energy	Equity Capital Markets	Cash Equities	Electronic Trading	Leveraged Credit	Investment Grade	quantPORT	Weiss Multi-Strategy
Financials	Healthcare	Debt Capital Markets	Equity Derivatives	Prime Services	Emerging Markets	Securitized Markets	Core-Commodity	Schonfeld Fundamental
Industrials	TMT	M&A	ETFs	Convertibles	Rates	Municipals	Topwater	Pendeen
REGAL	Financial Sponsors	Debt Advisory and Restructuring	Wealth Management	Research	ETFs	Desk Strategy	Stonyrock	Solanas
Public Finance	Real Estate Finance				Foreign Exchange		JFIN Asset Management	Monashee

(1) Includes investments and partnerships.

5

Jefferies Group – Strategic Update We continue to build a leading, client-focused global investment banking firm, seeking to provide clients with insight, expertise and execution Our competitive position has strengthened further, as several major competitors have experienced challenges and may face near-term inflection points Investment Banking business continues to broaden as we strengthen and expand our team Equities should continue to grow market share Fixed Income is delivering more consistent revenues and returns, with increased capital efficiency and lower risk, after successful efforts to enhance the team, refocus the business and reduce balance sheet utilization Leucadia Asset Management has delivered solid results in 2019, is in the early stages of growing Assets Under Management and continues to make strategic investments with attractive expected risk adjusted returns 6

Jefferies Group – Priorities Our priorities are revenue growth and margin expansion, while maintaining our discipline around liquidity and risk management Revenue growth expected to be led by Investment Banking maturation and new hires, as well as Equities and Fixed Income market share gains, as capabilities strengthen and competitors reshuffle Margin expansion will be achieved over time with active efforts to compress support costs and net revenue growth reducing operating expenses as a percent of net revenue and allowing compensation ratio to be reduced Digitalization effort focused on leveraging technology and innovation to help increase productivity Leucadia Asset Management Leverage new platforms, products and hires to continue to grow third party Assets Under Management Enhance investment returns 7

Financial Review 8

($ Millions) Jefferies Financial Group – Operating Results 9

Jefferies Financial Group – Balance Sheet Overview Note: As presented in Jefferies Financial Group public filings. ($ Millions) 10

Jefferies Financial Group – Liquidity Metrics (as of 8/31/19) Consolidated Balance Sheet and Leverage Tangible Assets: $47.3 billion(1) Parent Company Debt-to-Equity Ratio: 0.10x Parent-Level Liquidity Target a parent-level liquidity reserve that provides 24 months of coverage for cash requirement Targeted Reserve: $572 million 8/31/19 Liquidity: $1.4 billion Tangible Assets is a non-GAAP financial measure and equals Total Assets less Goodwill and Intangible Assets. See Appendix on page 51 for reconciliation to GAAP amounts. 11

Note: In the first quarter of 2018, we made changes to the presentation of our “Revenues by Source” to better align the manner in which we describe and present the results of our performance with the manner in which we manage our business activities and serve our clients. For a further discussion of these changes, see Jefferies Group LLC’s Form 8-K filed on March 20, 2018. In addition, in the fourth quarter of 2018, Jefferies Financial Group transferred to us capital investments in certain separately managed accounts and funds. Due to this transfer, we have made changes to the presentation of our “Revenues by Source” in the fourth quarter of 2018 and are including investment income from capital invested in these separately managed accounts and funds within the asset management revenues. Beginning with the first quarter of 2019, Net Revenues attributed to the Investment return in our Asset Management reportable segment have been disaggregated to separately present Investment return and Allocated net interest. This disaggregation is intended to increase transparency and to make clearer actual Investment return. We have presented all operating periods to reflect results on a comparable basis, as reported in the Jefferies Group public filings. ($ Millions) Jefferies Group – Operating Results 12

Jefferies Group – Balance Sheet Overview Note: As presented in Jefferies public filings. Leverage ratio equals total assets divided by total equity. Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $43,094 million less goodwill and identifiable intangible assets of $1,811 million divided by tangible Jefferies Group LLC member's equity of $4,372 million. Tangible Jefferies Group LLC Member's equity (a non-GAAP financial measure) represents total Jefferies Group LLC member's equity of $6,183 million less goodwill and identifiable intangible assets of $1,811 million. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. ($ Millions) 13

Jefferies Group – Liquidity and Risk Update (as of 8/31/19) Low Leverage and Liquid Inventory Ample Excess Liquidity Conservative Funding Model Sound, Long-Term Capital Base Total Assets: $43.1 billion Tangible Leverage: 9.4x(1) Level 3 Financial Instruments Owned as % of Total Inventory: 2.2% Level 3 Financial Instruments Owned as % of Tangible Equity: 8.3% Global Excess Liquidity: $6.1 billion Global Excess Liquidity % of Tangible Assets: 14.7% Clearing Corp Eligible Repo: 71% Average Term of Non-Clearing Corp Eligible Repo: 143 days Average Term for Equity Financing: 63 days Total Capital: $12.2 billion (Equity: $6.2 billion, Long-Term Debt: $6.0 billion) Average Maturity of Long-Term Debt: 9 years Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible Jefferies Group LLC member's equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible Jefferies Group LLC member's equity represents total Jefferies Group LLC member's equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. 14

Investment Banking 15

Investment Banking – Overview Jefferies Investment Banking is a leading advisor and underwriter to our clients globally 943 investment bankers with deep sector expertise and extensive experience across major industry verticals On-the-ground presence in 13 countries across the world 71% of our LTM revenue was from repeat clients(1) Sector Focus Consumer Investment Banking Energy REGAL Public Finance Regions Americas Product Capabilities Debt Advisory & Restructuring Healthcare TMT Financial Services Industrials Debt Capital Markets Equity Capital Markets Mergers & Acquisitions EMEA APAC Financial Sponsors Last twelve months as of August 31, 2019. 16

Banks Logistics & Transportation Higher Education Chemicals Aero & Defense REGAL Public Finance Software Capital Goods REGAL Aero & Defense Food & Beverage Energy Technology – Japan Infrastructure – Australia Investment Banking – Sector, Product and Regional Expansion Since the beginning of fiscal 2018, we have expanded our Managing Director footprint across sectors, products and geographies Product Capability Sponsor Coverage: Sector, Sponsor and Regions Sector M&A ECM LevFin Middle Market Sponsor – US Germany Regions Australia Latin America U.K. Germany China Activist Defense Middle Market Sponsor Consumer REGAL Aero & Defense U.K. M&A ATMs SPACs 144a Opportunity Zones Germany Australia Private HY Debt Emerging Markets MDs Hired During Last Two Years US Europe US US US Europe Asia Asia LatAm Europe Green Denotes New Fee Pools Black Denotes Increased Coverage Footprint 17

Investment Banking Net Revenues(1) Investment Banking – Performance Update Note: Industry data sourced from Dealogic. As reported in Jefferies Group public filings. In the first quarter of 2018, we made changes to the presentation of our “Revenues by Source” to better align the manner in which we describe and present the results of our performance with the manner in which we manage our business activities and serve our clients. For a further discussion of these changes, see Jefferies Group LLC’s Form 8-K filed on March 20, 2018. We have presented fiscal years 2016 and 2017 to reflect results on a comparable basis, as reported in Jefferies Group public filings. Excludes Other Investment Banking revenue. Following the adoption of new accounting standards in FY 2018, Investment Banking revenues are no longer presented net of the related out-of-pocket deal expenses. The new revenue standard is applied prospectively from December 1, 2017 and there is no impact on our previously presented results. Fiscal 2019 Investment Banking revenues have been impacted by a significant industry-wide decline in both equity and leveraged finance issuance across the U.S. and Europe Our Investment Banking revenues for the nine months ended August 31, 2019 declined by 19% compared to the same period last year, due to lower capital markets revenue, against the backdrop of 19% and 28% declines in ECM and leveraged finance fee pools, respectively Our M&A business continued to perform, notwithstanding a 10% decline in industry-wide M&A fees ($ Billions) 18

Jefferies M&A Franchise Momentum $1 Billion+ Completed M&A Transactions Advised by Jefferies Average M&A Deal Size ($ Millions) FY 2015 681 FY 2016 727 FY 2017 831 FY 2018 964 LTM Q3 2019 1,114 Reported Advisory Revenue ($ Millions) Market Share Rank Investment Bank Market Share ∆ From FY 2018 1 Goldman Sachs 10.9% 2 Barclays 8.3% 3 Jefferies 7.2% From 4 4 Morgan Stanley 7.2% 5 BAML 6.7% 6 JP Morgan 4.9% 7 Citi 4.1% 8 Credit Suisse 3.5% 9 Rothschild 3.3% 10 Lazard 2.9% Source: Dealogic. 19 U.S. and Europe Sponsor M&A Fee Market Share YTD 2019

Over the last three years, we have significantly increased the size of our Technology team, with a substantial build out of our West Coast Technology practice and subsequent expansion of our East Coast team and our team in Asia Over the same time period, our Technology Investment Banking revenues have increased 100%, primarily driven by growth in M&A and ECM, which grew by over 55% and 160%, respectively Our Technology business now accounts for 18% of our global Investment Banking business and is our 2nd largest sector contributor Technology Investment Banking Momentum in Technology Notable Technology Transactions in FY 2019 Announced $3,100,000,000 Sale to Uber Technologies, Inc. Sole Financial Advisor March 2019 $2,556,000,000 Initial Public Offering Active Bookrunner April 2019 $1,425,000,000 Acquisition Financing for Thoma Bravo Lead Left Arranger Source: Dealogic. Technology Product Mix LTM Q3 2019 20

European Investment Banking

Momentum in Europe

- Record results for European Investment Banking for the last 12 months ended August 31, 2019
- Nine months ended August 31, 2019 revenues increased approximately 40% compared to the same period in 2018
- Driven by record M&A revenues
  - Over 80% increase in nine months ended August 31, 2019
  - Over 80% increase in fee market share in Europe from 2018
  - 25% of our largest M&A transactions in 2019 executed for European clients

Notable $1 Billion+ European M&A Transactions in FY 2019

Sector	Date	Company	Transaction	Role
INDUSTRIALS	Announced	BCA	$2,901,000,000 Sale to TDR Capital	Lead Financial Advisor
INDUSTRIALS	July 2019	AutoStore	$1,833,000,000 Sale to Thomas H Lee Partners	Joint Equal Financial Advisor
ENERGY	July 2019	NORECO	$1,910,000,000 Acquisition of Danish upstream assets from Royal Dutch Shell Plc	Sole Financial Advisor
INDUSTRIALS	July 2019	RPC	$5,771,000,000 Sale to Berry Global Group	Joint Financial Advisor
HEALTHCARE	January 2019	sobi Pioneer in Rare Diseases	$2,050,000,000 Acquisition of Synagis® US rights from AstraZeneca Plc	Sole Financial Advisor
HEALTHCARE	December 2018	RECORDATI	$4,046,000,000 Sale of FIMEI SpA's 51% stake in Recordati to CVC Capital Partners	Sole Financial Advisor

Source: Dealogic.

Jefferies

21

Jefferies Finance – Overview

- Jefferies Finance ("JFIN"), our corporate lending joint venture with Massachusetts Mutual Life Insurance Company, continues to grow steadily and prudently
  - Established in 2004, JFIN has demonstrated growth and resilience across multiple business cycles
- JFIN has built a highly successful franchise arranging leveraged loans for distribution to the capital markets
- Since inception, JFIN has successfully arranged over $210 billion of financing
- Despite the challenging market environment, JFIN arranged 30 transactions representing $5.9 billion of arranged volume in Q3 and successfully syndicated all transactions
  - LTM arranged volume remains modest vs. past two years with overall market issuance down over 60% year-over-year(1)
- On June 3, 2019, JFIN refinanced its capital structure redeeming most of JFIN high yield unsecured notes with lower priced term debt and secured notes
  - Total recourse debt/equity reduced to 1.2x and total debt/equity to 4.2x, realizing ~$50 million in estimated annual interest savings
- In addition to its syndication business, JFIN also provides direct lending to middle market companies and manages over $8.8 billion of assets, a large share of which are portions of CLO transactions we arranged
- JFIN's strategy will remain focused on core U.S. and European underwriting business as well as further expanding into middle market direct lending (both origination and asset management), which represents a significant growth opportunity



Total Arranged Deal Volume
($ Billions)
Committed
Best Efforts
# of Deals
40
$3.8
$1.0
$2.9
64
$7.7
$2.9
$4.8
69
$11.6
$4.9
$6.8
118
$21.1
$10.4
$10.8
132
$23.4
$8.5
$14.8
101
$21.4
$5.9
$15.5
80
$17.0
$9.3
$7.7
161
$42.1
$22.5
$19.6
175
$44.4
$22.2
$22.2
117
$23.1
$5.8
$17.3
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
LTM Q3'19

(1) Source: Refinitiv LPC. Last twelve months as of August 31, 2019.

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Jefferies

Continue to increase the productivity of our sector MDs Capitalize on significant revenue opportunities from recently entered fee pools and from increased coverage footprint across sectors, sponsors, regions and products Monetize the large number of M&A and ECM opportunities embedded in our incumbent Leveraged Finance relationships Significantly increase our U.S. Middle Market Sponsor business Expand in selective geographies in Industrials, Consumer and Financial Services Investment Banking – Strategic Priorities 23

Equities 24

Equities – Overview Jefferies is a leading global institutional equities franchise Sales and trading across North America, EMEA and Asia Pacific, with major trading hubs in New York, London, Hong Kong, and Tokyo 300+ research professionals covering 2,000+ companies (2,800+ including co-branded partner coverage) Leading client-offerings across Cash Equities, Electronic Trading, Equity Derivatives, Convertible Bonds, ETFs, Prime Services and Equity Capital Markets Equity execution capabilities across approximately 50 countries throughout the Americas, EMEA and Asia Pacific Focused on providing best-in-class ideas, execution and service to our clients Asia Pacific Cash Equities Americas EMEA Global Equities Electronic Trading Investment Companies Electronic Trading Convertibles Prime Services Convertibles Research Prime Services Cash Equities Cash Equities Outsourced Trading Equity Derivatives Electronic Trading Capital Markets Prime Services Research Convertibles Capital Markets Capital Markets Research 25

Equities – Performance and Market Share

Our global businesses continue to achieve growth in market share and competitive rank

- Our growth is largely driven by our client focus, enhanced global capabilities and the momentum of the overall Jefferies platform
- We have considerably improved our market positioning, competitive ranks, and many of our global businesses are top-ranked

Jefferies Global Equities: Select Rankings

#1	Top 5	Top 10
US Electronic Trading *(Greenwich)*	Market Share Gainer in Global Cash Equities *(Third Party Market Survey)*	Global Cash Equities *(Third Party Market Survey)*
US SMiD Cap Trading *(Greenwich)*	U.S. Research Sales *(Greenwich)*	US Cash Equities *(Third Party Market Survey)*
US High Touch Sales Trading *(Greenwich)*	Asia Small Cap Research Coverage Breadth *(Starmine)*	US Options *(Third Party Market Survey)*
US Healthcare Desk Strategy *(Institutional Investor)*	Japan Convertibles *(Greenwich)*	US Equity Research *(Institutional Investor)*
US, Europe and Asia ex Japan Convertibles Sales and Trading *(Greenwich)*	US Healthcare Research *(Greenwich)*	UK Cash Equities *(Third Party Market Survey)*
Asia ex. Japan Small Cap Research Coverage Breadth *(Starmine)*	US SMiD Cap Research Coverage Breadth *(Starmine)*	European SMiD Cap Research Coverage Breadth *(Starmine)*
EMEA Electronic Trading with U.K. and U.S. Clients *(Extel)*	US Overall Research Coverage Breadth *(Starmine)*	European Overall Research Coverage Breadth *(Starmine)*
Market Share Gainer in Pan European Cash Equities *(Third Party Market Survey)*	UK Research Coverage Breadth *(Starmine)*	Number of Research Analysts Globally *(Starmine)*
Global Small-Cap Research Coverage Breadth *(Starmine)*		

Market Share Across Products & Regions


U.S. Cash
2019
Improved three spots to #9 since 2013
4.2%
2013
2.8%
U.K. Cash
#1 Market Share Gainer in 2019!
2019
Improved five spots to #8 since 2013
4.6%
2013
2.4%
Pan Europe Cash
#1 Market Share Gainer in 2019!
2019
Improved five spots to #12 since 2013
3.0%
2013
1.7%
Asia ex. Japan Cash
2019
Improved from #21 in 2013 to #14 in 1H19
1.4%
2013
0.5%
Japan Cash
2019
Improved two spots to #15 in 1H19
1.8%
2013
0.7%
U.S. Convertibles
2019
Ranked 1st in Sales, Trading and Research
11.4%
2013
2.7%
U.S. Listed Options
2019
Ranked 9th, consistently ranked in the top 10
5.0%
2013
6.0%

Note: Global Cash and Options Market Share sourced from Third Party Market Survey. For Global Cash and Options, 2013 reflects Gross methodology versus 2019 which reflects Net methodology (CSA) due to change in survey. Cash reflects High Touch and Electronic Trading including Program Trading. Global Convertibles Metrics sourced from Greenwich. Starmine results as of September 2019 and includes our co-branded partners that are reflected in the survey.

26

Jefferies

Equities – Our Revenue Growth and Diversification Strategy

Revenue Growth & Regional Diversification

S&T Net Revenues

~35% Revenue Growth in our S&T Business, Driven by Global and Product Diversification

Continued Double-Digit Growth in 2019



~25%
~75%
~33%
~67%
International
~80%+
Revenue
Growth Since
2013
Americas
~20%+
Revenue
Growth Since
2013
~33%
~67%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
YTD Q3'18
YTD Q3'19
Americas
International

Product Diversification

YTD Q3 2019 S&T Revenue



YTD Q3'19 U.S. High Touch Cash: ~20%
2013 S&T Revenue
2013 U.S. High Touch Cash: ~33%
2013 Non U.S. High Touch Cash: ~67%
YTD Q3'19 Non U.S. High Touch Cash: ~80%

Diversification: Our Non-U.S. High Touch Cash S&T businesses grew to reflect approximately 80% of our total S&T revenue

Growth: Our platform continues to grow, driven by both High Touch Cash and Non-Cash businesses

Electronic Trading	Convertibles
Prime Services	Derivatives
International Cash	ETFs

Jefferies

27

Equities – Our Opportunity in Asia-Pacific The Asia-Pacific market represents a significant opportunity for our Global Equities franchise to increase market share, improve our competitive positioning and grow revenues We are well positioned to continue benefiting from industry consolidation and market dislocation Our growth strategy includes focusing on our unique and differentiated capabilities as well as leveraging our strength and market position in the Americas and Europe regions Our recent expansion and growth was in Japan, Australia, Hong Kong, and across Sales, Trading, Equity Research and Thought Leadership Our Unique Capabilities Global Strategy Research The Equities Revenue Opportunity The Asian Cash Equities wallet is ~$5bn ~$50mm of Cash Equities Revenue for Jefferies Every 1% Increase in Market Share… Our Current Market Share: ~1.5% Non-Cash Revenue Opportunities & Global Synergies Market-Leading Single-Stock Research Extensive Co-Branded Partnerships Global Cross-Product Execution Capabilities Dedicated and Bespoke Corporate Access Macro Research Micro Research Global Thematic Research 700+ Additional Stocks 8 Additional Markets Non-Cash Revenue Opportunities & Global Synergies 28

Equities – Our Growth Strategy and Focus Areas Select Focus Areas across the Equities Franchise High Touch Cash Non High-Touch Cash Incremental Opportunity Jefferies Maturity Existing New European Event Hired European Event Driven Strategies team; complements U.S. Team Centralized Risk Book Focus on improving Sales & Trading productivity International Convertibles Expansion to complement top ranked U.S. platform Outsourced Trading U.S. offering is live; EU build-out in progress Electronic Trading Program Trading investment made to address the global opportunity Derivatives Continue to focus on building higher margin products Europe Platform Alignment with Investment Banking and continued focus on client penetration Asia-Pacific Platform Capitalizing on competitor dislocation Prime Services Continue to increase client balances, win mandates and cross-sell Swaps 29

Equities – Strategic Priorities ROE Grow non-cash businesses and focus on new product areas Continue digitalization and electronification of advisory and execution platforms, resulting in a leaner, quant-enabled platform Capitalize on opportunities driven by competitor consolidation and dislocation Monetize investment made in the Asia Platform Continue to build out financing capabilities Continue to build higher margin businesses Maintain disciplined focus on efficiency Improve human capital through strategies including leadership, development, recruiting, retention and diversity Continue to grow our core cash offering globally Diversifying Products & Businesses Globalization 30

Fixed Income 31

Fixed Income – Overview Hires made at leadership level since 1/1/18. Jefferies serves clients across all major cash products in the U.S., Europe and Asia 421 sales, trading, capital markets and strategy professionals globally Primary Dealer or equivalent in U.S., UK, Germany, Netherlands, Portugal and Slovenia Focused on providing best-in-class ideas, facilitation and execution to our clients Global presence with offices in North America, Europe and Asia Denotes Key Hires / Coverage(1) Fixed Income Investment Grade Capital Markets U.S. Corporates Sales & Trading International Sales & Trading Leveraged Credit U.S. Sales & Trading International Sales & Trading Distressed Emerging Markets Capital Markets Global Sales & Trading Municipals U.S. Sales & Trading Capital Markets Securitized Markets Global CLO Global ABS Global MBS Global CMBS Marketplace Lending Global Capital Markets Global Structured Solutions Focused resources on businesses with best opportunities Added 38 new senior team members (MDs and SVPs) across most businesses since January 2018. Over 40% of our current workforce has joined since January 2016 Emphasis on liquid, high-turnover inventory Lever technology to enhance productivity and profitability Rates U.S. Treasuries U.S. Agencies European Government Bonds U.S. & Euro Repo Financing European Supras & Agencies Covered Bonds Interest Rate Swaps Foreign Exchange Global Sales & Trading ATS Algorithmic Platform Prime Brokerage Capital Markets ETFs 32

Fixed Income – Positioned and Focused Note: As reported in Jefferies Group public filings. LTM Q3’19 assumes YTD 2019 quarterly revenues as reported whereas Q4 is prior year period (Q4’18) reported revenues. Period End Fixed Income Balance Sheet. Period End Headcount with Q1’15 adjusted to include Financial Futures and FX, new businesses that were added in FY 2015. Average quarterly worst case stress, excluding non-core positions. Based on daily sales & trading revenues. The financial measures in 2015 begin with information prepared in accordance with U.S. GAAP and are adjusted to exclude the operations of the Bache futures business. These adjusted financial measures are non-GAAP financial measures. Management believes such measures, when presented in conjunction with comparable U.S. GAAP measures, provide meaningful information as it enables investors to evaluate results in the context of the exit of the Bache futures business. These measures should not be considered a substitute for, or superior to, financial information prepared in accordance with U.S. GAAP. Stable revenues on lower cost, balance sheet, capital and risk Fixed Income Sales & Trading Revenues(1) Improvements across our franchise are yielding consistent revenues and returns Focus on sales and trading of cash products across the fixed income landscape (11%) (19%) +15% ($ Millions) 9M’16: 501 9M’19: 518 9M’17: 517 (24%) 9M’18: 473 9M’17: 517 9M’17: 517 9M’17: 517 9M’17: 517 9M’17: 517 9M’17: 517 33

Fixed Income – Strong Client Franchise

Focus on quality share vs. market share

Jefferies Fixed Income: Select Rankings from 2019

Number 1

U.S. Emerging Markets Credit
- Service Quality
- #1 Dealer for Most Helpful Traders

Top 3

U.S. Emerging Markets
- #3 Dealer for Most Helpful Analysts

EU Investment Grade Corporates
- #3 for core offerings on Bloomberg in Q2 2019

U.S. Securitized Markets
- #3 Underwriter of Ginnie Mae Commercial Mortgage-Backed Securities

(Thomson Reuters: 1/1/19-6/30/19)

Top 5

Leveraged Finance
- Service Quality for U.S. Distressed Debt

U.S. Rates
- #5 on Tradeweb in Agency Discount Notes for 1H 2019

Top 10

Leveraged Finance
- #6 Dealer for Most Helpful Traders in U.S. Distressed Debt
- #9 Dealer for Most Helpful Traders in U.S. High Yield Bonds
- #9 Market Share for Secondary U.S. High Yield Cash Bonds

U.S. Securitized Markets
- Service Quality in CLO

U.S. Investment Grade Corporates
- Service Quality

Municipals
- Market Share
- #8 Dealer for Most Helpful Traders

U.S. Rates
- #6 Dealer for Most Helpful Traders in Agency Securities

U.S. Secondary Cash Market Share

EM Credit

9.2% Increase in Market Share



0.4%
9.6%
2015
2019

Distressed Debt

3.2% Increase in Market Share



3.1%
6.3%
2015
2019

Munis

2.4% Increase in Market Share



2.3%
4.7%
2015
2019

HY Cash Bonds

2.7% Increase in Market Share



1.3%
4.0%
2015
2019

Notes: Rankings sourced from Greenwich Survey 2019 unless otherwise noted. U.S. Secondary Cash Fixed Income Wallet sourced from Greenwich, where 2019 reflects the 12 month period ending Spring 2019.

Jefferies

34

Client-Partner Culture Quality share vs. market share Building deeper, long-term partnerships with targeted clients Global Alignment Extend our core strengths into Europe: High Yield and Distressed Investment Grade Global Structured Solutions Foreign Exchange CLOs Resource Utilization Highly productive balance sheet with emphasis on high turnover inventory Relentless focus on risk, capital efficiency and cost containment Technology Invest in technology that drives productivity, enhances client connectivity and is integrated throughout the firm Drive consistent results by continuing to emphasize our long-standing client-centric strategy Fixed Income – Strategic Priorities 35

Leucadia Asset Management 36

Diversified alternative asset management platform – supporting and developing focused funds and managed accounts managed by distinct management teams Includes all asset management activities within Jefferies Financial Group, including investments and strategic relationships where we participate in all or a portion of the revenue or income of the underlying manager Rebalancing of portfolio has led to improved performance Focus on multi-managers, low-net or uncorrelated strategies Increasing management fees also dampen swings from investment returns $20 billion of NAV-equivalent assets under management across platform(1) Leveraging Jefferies Group to source and Leucadia’s brand to market Building scalable in-house LAM-level marketing & IR functions Leucadia Asset Management – Overview Pro forma as of 8/31/2019. Includes approximately 83% third party capital. 37

January 2019: Folger Hill and Schonfeld Fundamental Equity combination Closed transaction combining Folger Hill with Schonfeld’s Fundamental Equity business The combination creates a global multi-manager platform with strong prospects for growth Upside through revenue share in the management company and continued investment April 2019: Announced strategic partnership with Stonyrock A permanent capital strategy investing in equity stakes of high-quality, middle-market alternative managers Craig Schortzmann, from Blackstone, and Sean Gallary, from Carlyle, lead Stonyrock’s focus on middle market managers LAM will commit 15% of capital (up to $150 million) of an investment fund May 2019: Launched Point Bonita Capital, a trade finance-focused asset manager Focused on accounts receivables and credit opportunities in supply chain and trade finance Ross Berger previously spent 15 years at Wells Fargo running a similar strategy July 2019: Completed no cost “acquisition” of Solanas from Perella Weinberg An energy platform offering an energy infrastructure strategy, an ESG alternative energy strategy and an MLP strategy Diego Kuschnir leads a team of six from Perella Weinberg where they previously ran these strategies for 10 years including at predecessor firm, Tudor Pickering & Holt Leucadia Asset Management – Recent Developments 38

October 2019: Equity investment in Monashee Investment Management Equity and debt capital markets investment strategy with a proven 8-year track record managing over $1 billion of AUM Led by Jerry Coughlan and Tom Wynn, with a team of 12 senior professionals and offices in Boston and London Fundraising 2019 efforts focused on Weiss, Sikra and Jefferies Finance Asset Management (“JFAM”) Solid pipeline targeted to close during fourth and first quarters Marketing Team Grew our marketing team to 12 total professionals, meaningfully increasing capacity Added a regional Head of EMEA and continue to expand geographic reach Added Head of Consultant Relations Investment Sourcing Continued access to strong proprietary flow of opportunities Leucadia Asset Management – Recent Developments (Continued) 39

Leucadia Asset Management – Select Platforms and Strategies (as of 8/31/19)

		Asset Class	NAV[1] ($ Billions)	Founded	Description
Multi-Manager	WEISS[2]	Multi	$2.4	1978	▪ Multi-strategy asset manager with 40 year track record
Multi-Manager	SCHONFELD[2]	Equities	$1.1	2014	▪ Discretionary long/short equity hedge fund platform ▪ Combination of Folger Hill with Schonfeld's Fundamental Equity business
Multi-Manager	quantPORT	Multi	$1.3	2006	▪ Systematic strategy with a multi-quant approach across asset classes, geographies and time horizons ▪ Structured Alpha B, Managed Futures, Grouper (equity market neutral)
Multi-Manager	topwater capital	Multi	$0.5	2002	▪ First-loss, scalable multi-manager and multi-strategy liquid securities fund
Fundamental	PENDEEN Asset Management (f.k.a. Global Equity Events Opportunities)	Equities	$0.4	2007	▪ Event driven strategy investing in merger arbitrage, relative value and stock loan arbitrage
Fundamental	Monashee Investment Management[3]	Equities	$1.2	2011	▪ Capital markets driven equities fund
Fundamental	CoreCommodity Management[4]	Commodity-Related	$3.7	2003	▪ Active strategies designed to provide enhanced commodity exposure
Fundamental	Jefferies Finance[4]	Credit	$8.8	2004	▪ CLO manager, leveraged finance and middle-market credit investing platform

(1) Represents Net Asset Value or Net Asset Value Equivalent.
(2) Represents revenue share agreement.
(3) Equity investment made 10/7/19. Not wholly-owned by Jefferies Financial Group.
(4) Not wholly-owned by Jefferies Financial Group.

40

Jefferies

Grow fee-generating third party assets; prospect of long-term stable cash flows Continue to add new platforms Earn reasonable risk-adjusted return on seed capital; recycle capital to continue to form new platforms Manage cost and mitigate risk Leverage Jefferies Group back office to manage launch costs and operating expenses Strict controls to manage and limit risk Cut losses when necessary at pre-determined levels Leucadia Asset Management – Strategic Priorities 41

Merchant Banking 42

National Beef – Overview Overview National Beef is the fourth largest beef processor in the U.S., processing ~3 million fed cattle per year (~14% U.S. market share) 3 processing plants strategically located in KS and IA KS plants consistently ranked among top 3 domestic plants producing Certified Angus Beef, the most sought after premium brand Primary competitors: Cargill, JBS, Tyson Exports beef and beef by-products to >20 countries (#1 U.S. exporter of chilled beef globally) with a particular focus on Japan National Beef’s management team is widely regarded as best-in-class, which is evidenced by its industry leading EBITDA margins Beef processing is a spread margin business, so National Beef is intensely focused on value-added production to drive superior performance versus commodity-focused competitors National Beef operates four further processing plants in GA, PA, OH and KS converting beef and pork into fresh, consumer-ready products National Beef’s tannery is among the largest in the world Converts raw cattle hides to wet blue leather for use in finished leather production for automotive, shoes, fashion, etc. Recent Developments National Beef has generated record earnings each year over the last three years LTM 8/31/19 EBITDA(1) and Pre-Tax Income of $767 million and $639 million, respectively, compared to LTM 8/31/18 EBITDA(1) and Pre-Tax Income of $653 million and $543 million, respectively Continued earnings growth is driven by a number of factors The supply of fed cattle available for slaughter is the most significant driver of operating margins The supply of fed cattle has been increasing since 2016, which has put significant pressure on the price of live cattle, National Beef’s largest input cost As the industry processes more cattle, plants run at higher utilization rates, creating operating leverage Demand for beef, both from domestic consumers and especially export markets, has been solid over the last few years The export market into China is still in its infancy and represents a very significant source of untapped near- to medium-term demand Recent USDA cattle inventory reports suggest that the domestic beef cowherd is at or near the peak of its expansion Because the peak in supply of fed cattle lags the peak size of the beef cowherd, throughput should continue to increase for at least the next several years, supporting continued above-average packer margins On 8/09/19, Tyson’s Holcomb, KS plant, which represents ~6% of U.S. fed slaughter capacity, was forced to shut down after a fire; there were no reported injuries With both fed cattle demand and boxed beef supply taken out of the market, packer margins have expanded over the short-term Key Ownership Details Initial Investment: December 2011 Book Value: $719 million as of 8/31/19 Estimated Fair Value: $903 million as of 5/31/19(1) Total Net Distributions Received since Investment: $1.9 billion, including $1.1 billion of transaction sale proceeds and pre-closing distributions Ownership: 31% as of 8/31/19 In 2018, we sold 48% of our interests to Marfrig, a Brazilian beef packer, at a $2.3 billion Enterprise Value Our 31% remaining ownership is fair valued at $903 million as of 5/31/19(1) We continue to have two board seats and a series of other rights in respect of our continuing equity interest, with a lockup period of five years from closing and thereafter fair market value liquidity rights Bolt-on Acquisitions In June, National Beef acquired beef processor Iowa Premium (“IP”) from Sysco for $150 million in cash IP processes ~0.3 million cattle per year, increasing National Beef’s capacity by ~10% IP’s operating margins expected to significantly improve under National Beef’s management In February, National Beef acquired Ohio Beef, a beef patty manufacturer, from Marfrig for $60 million in cash Estimated Fair Value and EBITDA are non-GAAP financial measures. See Appendix on Pages 50 and 52 for reconciliation to GAAP amounts. 43

Idaho Timber – Overview

IDAHO TIMBER

Overview

- Manufacturer and distributor of wood products
  - Complementary Remanufacturing and Sawmill segments
- 7 plants and 3 sawmills located in 7 states
  - ~1.0 billion board feet of capacity
- Remanufacturing segment
  - Purchase low value dimension lumber and remanufacture to add value for pro dealers and lumber yards
  - Grade, bundle and bar code proprietary board products for major home center stores
- Sawmill segment
  - Sawmills in Arkansas, Louisiana and Idaho producing southern yellow pine and cedar products primarily for sale to lumber treating companies and pro dealers
  - End market is predominantly treated decking for sale in home centers
- Strong management team is led by CEO Ted Ellis, who has been with the company for 29 years
- Highly cash generative given low cap-ex required to maintain operations

Strategic Priorities

- Opportunistically invest in new capacity
- Focus on timely purchasing opportunities to enhance revenue and margins
- Continue to improve efficiency at primary sawmills
- Position operations to increase spread and volumes in remanufacturing segment
- Work with home center clients to develop unique programs, product line expansion and margin improvement

Key Ownership Details

- Our 100% current ownership is fair valued at $165 million as 5/31/19[(1)]

Recent Developments

- Following a record first half in 2018, the lumber market has experienced a prolonged market correction that has impacted Idaho Timber sales and profitability
- Market volatility created strategic purchasing opportunities for the Company in the first half of 2018, while in the second half volumes and prices were weaker as distributors waited for stabilization
- As an example, Y-o-Y prices for southern yellow pine have dropped by roughly 40% as of June 2019
- Softwood Lumber Agreement between U.S. and Canada expired in 2017 and a tariff on imported lumber was imposed – while this limits volume of low-grade Canadian lumber, the effect on Idaho Timber's business has not been significant

Financial Performance

($ Millions)	FYE December 31				11M	LTM
	2014	2015	2016	2017	11/30/18	8/31/19
Revenue	$251.6	$257.8	$276.6	$318.9	$357.5	$327.1
% Growth	*22.5%*	*2.4%*	*7.3%*	*15.3%*		
Pre-Tax Income	$17.8	$16.1	$20.3	$28.9	$35.7	$12.8
% Margin	*7.1%*	*6.2%*	*7.3%*	*9.1%*	*10.0%*	*3.9%*
EBITDA[(1)]	$24.2	$19.9	$23.0	$32.2	$39.0	$16.9

(1) Estimated Fair Value and EBITDA are non-GAAP financial measures. See Appendix on Pages 50 and 52 for reconciliation to GAAP amounts.

Jefferies

44

Vitesse Energy Finance – Overview Strategic Priorities Continue to participate in lower risk infill horizontal development drilling in the core areas of the Bakken Oil field that produce 35%+ drill bit level IRRs In April 2018 Vitesse made a highly accretive acquisition of additional Bakken non-operating assets from a PE Fund seeking a prompt exit for $190 million The acquisition was funded with debt and $144 million of Jefferies Financial Group equity. Acquired assets roughly equaled then existing VE asset value at two thirds of Vitesse’s then total investment Take advantage of constrained balance sheets of certain operators to acquire flowing reserves and leases at compelling valuations Continue to improve in-house Big Data capabilities to identify which operators and locations in the Bakken produce the highest risk adjusted returns for VE to deploy its $100 million/yr capex budget (funded from free cash flow) Company Overview Vitesse (“VE”) is a Denver based non-operating oil and gas company that acquires, develops and produces oil and gas from its leases in the core of the Bakken Field in N. Dakota. VE converts its interests in leases into cash flow by partnering in horizontal well development done by its operating partners. VE has two dozen+ operating partners many of whom are the leading U.S. operators including EOG, Conoco, Exxon, Marathon, Hess, Equinor, WPX, Oasis, Continental and Whiting Most of VE’s value remains yet to be developed into future cash flowing wells. Returns are expected to benefit from both oil’s rise and improving completion technologies which increases reserves per new well. Current and future capex is expected to be funded from cash flow from operations Bob Gerrity (CEO) and Brian Cree (CFO) were executives at Gerrity Oil & Gas, a NYSE traded oil & gas company profitably sold to Patina (now Noble) $425 million of unrecouped remaining investment with production of over 11,000boe/day flowing from 4,900 gross wells (102 net) with 300+ net high return development locations in inventory for future drilling Key Market Trends Bakken horizontal development returns are higher at today's $55/bbl oil than in 2014 when oil was over $85/bbl due to increased drilling efficiency, lower drilling costs and improving completion methods that nearly doubled reserves for new wells from 600 mboe to over 1,000 mboe In 2019 the Bakken achieved record field production of 1.4 million/bbl/day. The field is now in “manufacturing” mode and risk is lower today via field extensive development The Bakken’s tighter shale allows new child wells to outperform parent wells and avoid the parent / child well depletion issues beginning to plague the Permian Field Since 2015 operators have lowered drilling and completion costs by 20-30% from $9-10 million to $7-8 million / new horizontal well Recent Developments 2019 Q3 operating Adjusted EBITDA(1) was $26 million with full year Adjusted EBITDA(1) projected to be $110 million. Projected FY 2019 pre-tax income approaching $41 million Production increased to Q3 2019 run rate of over 11,000 boe/day up from 4,200 boe/day at EOY 2017, projected year end rate over 12,000 boe/day New Bakken horizontal drilling at current $52/bbl oil prices produces IRR per well over 30% as operators benefit from innovations in completion technologies 93% of remaining projected 2019 production hedged at $59/bbl average, nearly 70% of 2020 projected production already hedged at $60/bbl and 25% of projected production in 2021 hedged at $53/bbl with additional hedges to be added over time when prices make sense Adjusted EBITDA is a non-GAAP financial measure. See Appendix on Page 53 for reconciliation to GAAP amount. 45

HomeFed – Overview Revenue Strategic Priorities Optimize assets to focus on expediting development programs and maximizing revenue and return over the coming years Leverage HomeFed’s experienced team and skill set to ramp up the pace and number of development projects Explore partnership opportunities to increase scope of activities Potentially raise third party capital to accelerate development projects Continue to identify new opportunities outside its core geographies and pursue the entitlement process at HomeFed’s earlier stage projects to continue to feed its pipeline Company Overview Developer/owner of residential and mixed-use real estate projects in California, New York, Florida, South Carolina and Virginia After many years in the entitlement process, the vast majority of HomeFed’s assets are now either operating real estate or entitled land ready for sale HomeFed also assesses the acquisition of new real estate projects outside of its core geographical areas Key Ownership Details Date of Initial Investment: October 2002 Book Value at 8/31/19: $535 million Ownership: 100% Key Merger Transaction Points On 7/1/19, Jefferies closed the acquisition of the 30% of HomeFed it did not already own in a 2:1 all-stock deal The transaction implies a $596 million valuation for 100% of the company Net Income (Loss) to Common Shareholders ($ Millions) Purchased from Jefferies Financial Group in Q1 2014. 2016 results included a large noncash income tax benefit of $32 million. 2018 results included a large noncash impairment of $18 million. Key Properties Otay Ranch assets (Chula Vista, CA) ~4,450 acres of land entitled for 13,050 total units Being developed in distinct villages, the first of which (The Village of Escaya) is a 450-acre community with 992 planned homes under construction with 735 homes sold Construction underway on a mixed-use project comprised of 272 apartments, 20,000 sqft of retail space and a 10,000 sqft community facility Renaissance Plaza (Brooklyn, NY) Mixed use asset comprised of an office building, Marriott hotel and garage Recently refinanced two office condos, generating approximately $119 million in proceeds to HomeFed Fulton Mall (Brooklyn, NY) 49% joint venture partnership interest in a land assemblage with a prime location in Brooklyn’s highest density & highest rent retail district Allows for development of the current assemblage in two mixed use towers that would include retail pedestals Bullet Source # homes sold at Escaya from Hailey Willingham at HomeFed Email on 09/25/19 ~1730: 757 sold as of today (09/25/19). But our sales reports are tracked each Sunday night so I will not have a number up to the exact day. As of 8/25/19, we sold 716 homes. As of 9/1/19, we sold 735 homes. Book Value per John Dalton Email from John to Colin 09/25/19 1728 RE Book Values for Investor Day Presentation ($ Millions) 46

Revenue Linkem – Overview Overview Leading fixed wireless broadband provider in Italy Core consumer offering provides pre- and post-paid residential customers unlimited broadband services for €25/month Linkem also sells its services through wholesale and strategic partners including Telecom Italia, Tiscali, Iren and Go Internet 51% subscriber CAGR since initial investment in 2011 LTM 8/31/19 Revenue and Adjusted EBITDA(1) of €127 million and €32 million, respectively Nationwide network deployment with base stations, fiber exchange points, points of sale and customers in every region of Italy 2,450+ base stations deployed, reaching 66% of the population Network became 100% LTE-enabled in Q4’17 560+ fiber points of presence 6,000+ indirect sales and distribution points Spectrum Value Update Linkem has 84 MHz of 3.5 GHz spectrum covering 82% of the population and at least 42 MHz in the remaining 18% The value of Linkem’s frequency has increased significantly The 3.5 GHz band is globally recognized as a core band for 5G services The results of Italy’s 3.6-3.8 GHz frequency auction that concluded on October 2, 2018 implied an estimated value of approximately $1.5 billion for Linkem’s frequency, without ascribing any value to Linkem’s growing operating business, customers or other assets Linkem recently extended the maturity of its frequency to 2029 Market Overview Linkem provides a residential wireless broadband service with a compelling combination of speed and price With a comparable service to fiber to the cabinet (FTTC), much lower capex and an unmatched speed of deployment, Linkem is poised to become an integral component of Italy’s broadband solution Fixed wireless broadband has gained acceptance globally as a viable fiber alternative and a key 5G application with numerous major operators testing and deploying fixed wireless services (€ Millions) Strategic Priorities Continue growing subscribers and the footprint of Linkem’s core consumer fixed wireless broadband service, while maintaining excellent operating metrics and customer satisfaction Evaluate, test and opportunistically pursue 5G developments to expand and improve service offerings while leveraging its existing frequency, dealer network, call centers and other assets Pursue and support additional wholesaling and strategic opportunities Grow its early stage B2B business Leverage recently launched Linkem Labs platform to nurture and accelerate new development opportunities Key Ownership Details Latest post-money valuation of €800 million related to January 2017 issuance of €100 million in convertible preferred equity, €50 million of which was contributed by funds managed by Blackrock 42% common / 54% fully diluted ownership as of 8/31/19; initial investment in July 2011 Book Value at 8/31/19: $218 million; far below the implied value of the spectrum and the value based on the most recent capital raise Bullet Source unlimited broadband services for €25/month Lightspeed_Investor Memo_010819.pdf, p. 10 626,531 subscribers as of 08/31/19 LTM 05/31/19 Revenue and Adjusted EBITDA of €129 million and €32 million, respectively Maroon Books 51% compound annual subscriber growth rate since our initial investment in 2011 See Subscriber Growth chart back up – i.e. left click on chart, Edit Data 2,450+ base stations deployed reaching 66% of the population 560+ fiber points of presence Lightspeed_Investor Memo_010819.pdf, p. 20 6,000+ indirect sales and distribution points Linkem Investor Presentation_July 2018[5][1][1].pdf, p. 5 Market Overview, Strategic Priorities Commentary by Jimmy Hallac Key Ownership Details Cap Table, Lightspeed_Investor Memo_010819.pdf, p. 9 Linkem has 84 MHz of 3.5 GHz spectrum covering 82% of the population and at least 42 MHz in the remaining 18% Linkem recently extended the maturity of its frequency to 2029 Lightspeed_Investor Memo_010819.pdf, p. 9 The results of Italy’s 3.6 GHz frequency auction that concluded on October 2, 2018 implies an estimated value of over $1.5 billion for Linkem’s frequency, without ascribing any value to Linkem’s growing operating business, customers or other assets Used in JFG Investor Day Pres_Oct 2018_vF_PRINT Ownership 53.98% ‘Economic’; 42.30% ‘Common’ in Linkem Cap Table as of 08/31/19 – does not include any options or warrants Revenue Chart Per Linkem Audits; LTM per Maroon Books Book Value per John Dalton Email from John to Colin 09/25/19 1728 RE Book Values for Investor Day Presentation (2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix on Page 54 for reconciliation to GAAP amount. 2018 and LTM 2019 revenue figures per management accounts; all other historical figures per company audits. Subs 47

Q & A – IRQuestions@Jefferies.com

Appendix 48

Jefferies Financial Group – Pro Forma Book Value Note: Proforma book value is a non-GAAP financial measure that begins with information prepared in accordance with U.S. GAAP and then adjusted to include pro forma adjustments. Management believes that the pro forma amounts are common metrics used by many investors in its industry to evaluate performance from period to period. Pro Forma amounts as of May 31, 2019 are adjusted for Spectrum Brands special dividend on October 11, 2019 and the reduction in fair value of The We Company as of August 31, 2019. 49 Reconciliation of Merchant Banking Total Equity (Book Value) to Pro Forma Book Value (a Non-GAAP measure) ($ Millions) Total Merchant Banking Business May 31, 2019 Book Value (GAAP) 3,388 $ Pro Forma adjustments (1) : Spectrum Brands (399) The We Company (146) Pro Forma Book Value (Non-GAAP) 2,843 $

Jefferies Financial Group – NAV GAAP Reconciliation

Reconciliation of Merchant Banking Book Value to Pro Forma Fair Value (a Non-GAAP measure)
($ Millions)

	Book Value May 31, 2019 (GAAP)	Fair Value Adjustments	Estimated Fair Value May 31, 2019 (Non-GAAP)	Pro Forma Adjustments[1]	Pro Forma Fair Value May 31, 2019 (Non-GAAP)
Investments in Public Companies					
Spectrum Brands	$ 399	$ -	$ 399	$ (399)	$ -
HomeFed	337	53	390	-	390
Other	259	-	259	-	259
Sub-Total	**995**	**53**	**1,048**	**(399)**	**649**
Investments in Private Companies					
National Beef	661	242	903	-	903
Linkem	202	398	600	-	600
Oil and Gas (Vitesse and JETX)	636	120	756	-	756
Idaho Timber	83	82	165	-	165
Other[2]	811	118	929	(146)	783
Sub-Total	**2,393**	**960**	**3,353**	**(146)**	**3,207**
Total Merchant Banking Business	**$ 3,388**	**$ 1,013**	**$ 4,401**	**$ (545)**	**$ 3,856**

Note: Estimated fair value and proforma fair value are non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then are adjusted to include fair value adjustments or pro forma adjustments. Management believes that the pro forma and estimated fair value amounts are common metrics used by many investors in its industry to evaluate performance from period to period.

(1) Pro Forma amounts as of May 31, 2019 are adjusted for Spectrum Brands special dividend on October 11, 2019 and the reduction in fair value of The We Company as of August 31, 2019.

(2) Includes The We Company, FXCM, Foursight, Golden Queen, M Science and various other investments.

50

Jefferies

Jefferies Financial Group – Tangible Equity GAAP Reconciliation Jefferies Financial Group – Tangible Asset GAAP Reconciliation Note: Tangible equity and tangible assets are non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then adjusted to remove intangible assets, net and goodwill. Tangible equity and tangible assets are common metrics used by many investors in its industry to evaluate performance from period to period. 51

National Beef – Reconciliation of Pre-Tax Income to EBITDA (a Non-GAAP measure) Idaho Timber – Reconciliation of Pre-Tax Income to EBITDA (a Non-GAAP measure) Note: Idaho Timber EBITDA represents pre-tax income exclusive of depreciation and amortization expenses and interest income, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. Note: National Beef is not consolidated by Jefferies Financial Group and is accounted for under the equity method. The above reconciliation is provided for convenience only. National Beef EBITDA represents pre-tax income exclusive of depreciation and amortization expenses, and net interest income/expense, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. 52

Vitesse – Reconciliation of Pre-Tax Income to Adjusted EBITDA (a Non-GAAP measure) Note: Vitesse Adjusted EBITDA represents pre-tax income exclusive of depletion, depreciation, amortization and accretion expenses, interest expense, unrealized gains on commodity derivative instruments and other non-recurring expenses, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. 53

Linkem – Reconciliation of Pre-tax Loss to Adjusted EBITDA (a Non-GAAP measure) Note: Linkem is not consolidated by Jefferies Financial Group and is accounted for under the equity method. The above reconciliation is provided for convenience only. Linkem Adjusted EBITDA represents pre-tax loss exclusive of interest expense, depreciation and amortization expenses and other adjustments, which is a common metric used by many investors in its industry to evaluate operating performance from period to period. Other includes primarily asset impairment costs and provision for doubtful accounts. 54